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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2023

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Comcast Corporation (the “Company”) appointed Jason Armstrong to succeed Michael J. Cavanagh as the Chief Financial Officer of the Company, effective January 6, 2023. Mr. Cavanagh has resigned from the position as Chief Financial Officer. Mr. Armstrong will continue to serve in his role as Treasurer. Mr. Armstrong, age 46, has served as the Company’s Deputy Chief Financial Officer since 2022 and Treasurer since 2020. He has held various senior positions at the Company since joining in 2014, including as Chief Financial officer of Sky Limited and as Senior Vice President of Investor Relations.

In connection with his appointment as Chief Financial Officer, the Company has entered into a new employment agreement (the “Agreement”) with Mr. Armstrong pursuant to which Mr. Armstrong is entitled to an annual base salary of $1,800,000 and is also eligible for an annual performance-based cash bonus under the Company’s short-term incentive plan with a target bonus equal to 200% of his base salary. Under the Agreement, Mr. Armstrong is entitled to the severance benefits available to other executive officers of the Company if his employment is terminated by the Company without Cause or he resigns with Good Reason (as such terms are defined in the Agreement).

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022.

A copy of the press release issued by the Company on January 6, 2023, is attached as Exhibit 99.1 hereto.

Item 9.01(d). Exhibits

Exhibit No.	Description

99.1	Press release dated January 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	January 6, 2023	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary